SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2003

FISHER SCIENTIFIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
Exhibit Index
Ex-99.1 Press Release dated November 17, 2003

ITEM 9. REGULATION FD DISCLOSURE.

     Attached hereto as Exhibit 99.1 is the registrant’s press release dated November 17, 2003 announcing that it has extended its exchange offer regarding its 8% Senior Subordinated Notes due 2013 to 5 pm Eastern Standard Time (EST) on November 20, 2003. The exchange offer was originally scheduled to expire at 5 pm (EST) on November 14, 2003.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: November 17, 2003	By: /s/ Todd M. DuChene Name: Todd M. DuChene Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release dated November 17, 2003 announcing that it has extended its exchange offer regarding its 8% Senior Subordinated Notes due 2013 to 5 pm Eastern Standard Time (EST) on November 20, 2003.